                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 16, 2001 (May 10, 2001)


                          COOPER CAMERON CORPORATION
            (Exact name of registrant as specified in its charter)



             DELAWARE                     1-13884                            76-0451843
     (State of Incorporation)     (Commission File Number)        (IRS Employer Identification No.)



                      515 POST OAK BOULEVARD, SUITE 1200
                             HOUSTON, TEXAS 77027
                   (Address of Principal Executive Offices)

                                 713/515-3300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.  Other Events

     On May 10, 2001, Cooper Cameron Corporation (the "Registrant") entered into
(i) an underwriting agreement (the "1.75% Debentures Underwriting Agreement") between the Company and Morgan Stanley & Co. Incorporated (the "Underwriter") in connection with the offering of $200,000,000 1.75% Convertible Senior Debentures due 2021 (the "1.75% Debentures"), and (ii) an underwriting agreement (the "Zero Coupon Debentures Underwriting Agreement," together with the 1.75% Debentures Underwriting Agreement, the "Underwriting Agreements") between the Company and the Underwriter in connection with the offering of $320,756,000 Zero Coupon Convertible Senior Debentures due 2021 (the "Zero Coupon Debentures").

     The 1.75% Debentures are being issued under an indenture dated as of May 8, 1998, between the Company and the First National Bank of Chicago, as trustee (the "Indenture"), as supplemented by a supplemental indenture dated as of May 16, 2001, between the Company and Bank One Trust Company, National Association (as successor to the First National Bank of Chicago), as trustee (the "Trustee"). The Zero Coupon Debentures are being issued under the Indenture, as supplemented by a supplemental indenture dated as of May 16, 2001, between the Company and the Trustee.

     The offering of the 1.75% Debentures and Zero Coupon Debentures (the "Offering") is being made pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-51705) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Registrant may from time to time offer debt securities, preferred stock, common stock and warrants with an aggregate public offering price of up to $500,000,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS


        (c)   Exhibits:

              1.1     -    Underwriting Agreement, dated May 10, 2001, between
                           the Registrant and the Underwriter relating to the 1.75% Debentures.

              1.2     -    Underwriting Agreement, dated May 10, 2001, between
                           the Registrant and the Underwriter relating to the Zero Coupon Debentures.

              4.1     -    Supplemental Indenture dated May 16, 2001 between the
                           Company and the Bank One Trust Company, National
                           Association relating to the 1.75% Debentures.

              4.2     -    Supplemental Indenture dated May 16, 2001 between the
                           Company and the Bank One Trust Company, National
                           Association relating to the Zero Coupon Debentures.

              4.3     -    Form of Zero Coupon Debenture

              4.4     -    Form of 1.75% Debenture

             12.1     -    Ratio of Earnings to Fixed Charges
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 15, 2001                COOPER CAMERON CORPORATION


                                    By: /s/ MICHAEL C. JENNINGS
                                       ---------------------------------
                                            Michael C. Jennings
                                            Vice President and Treasurer
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit


1.1 Underwriting Agreement, dated May 10, 2001, between the Registrant and the Underwriter relating to the 1.75% Debentures.

1.2 Underwriting Agreement, dated May 10, 2001, between the Registrant and the Underwriter relating to the Zero Coupon Debentures.

4.1 Supplemental Indenture dated May 16, 2001 between the Company and the Bank One Trust Company, National Association relating to the 1.75% Debentures.

4.2 Supplemental Indenture dated May 16, 2001 between the Company and the Bank One Trust Company, National Association relating to the Zero Coupon Debentures.

4.3            Form of Zero Coupon Debenture

4.4            Form of 1.75% Debenture

12.1           Ratio of Earnings to Fixed Charges